EXHIBIT 99.6

                                     FORM OF
                              GILMAN CIOCIA , INC.
                          NOMINEE HOLDER CERTIFICATION


The undersigned, a bank, broker, trustee, depositary, or other nominee of non-transferable rights (the "Rights") to purchase shares of common stock, par value $0.01 per share, of Gilman Ciocia, Inc. (the "Company") pursuant to the rights offering described and provided for in the Company's Prospectus dated __________, 2008 (the "Prospectus"), hereby certifies to the Company and to Corporate Stock Transfer, Inc., as Subscription Agent for such rights offering, that (1) the undersigned has exercised, on behalf of the beneficial owners thereof (which may include the undersigned), the number of Rights specified below pursuant to the Basic Subscription Rights (as defined in the Prospectus) and, on behalf of beneficial owners of Rights who have subscribed for the purchase of additional shares of common stock pursuant to the Over Subscription Right, the number of shares specified below pursuant to the Over Subscription Right (as defined in the Prospectus), listing separately below each such exercised Basic Subscription Rights and the corresponding Over Subscription Right (without identifying any such beneficial owner), and (2) to the extent a beneficial owner has elected to subscribe for shares pursuant to the Over Subscription Right, each such beneficial owner's Basic Subscription Rights has been exercised in full:

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         Number of Shares Owned on the          Number of Shares Subscribed for           Number of Shares Subscribed for
               Record Date                    Pursuant to Basic Subscription Rights     Pursuant to Over-Subscription Right
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

1.
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2.
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3.
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5.
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6.
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7.
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8.
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9.
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

Provide the following information if applicable:
Depository Trust Company ("DTC")
Participant Number:
Participant Name:

By:
Name:
Title:
DTC Basis Subscription Confirmation Numbers(s):